PARTICIPATION AGREEMENT
                           EUGENE ISLAND 357 PROSPECT
                               OFFSHORE, LOUISIANA

         This Participation Agreement ("Agreement") is made and entered into effective as of the 1st day of July, 2005 by and between Walter Oil & Gas Corporation ("Walter"), and Ridgewood Energy Corporation ("Ridgewood").

                                    RECITALS

         WHEREAS, Walter has identified a prospect on Eugene Island block 357 and has acquired Oil & Gas Lease OCS-G 23884 dated June 1, 2002 covering block 357 from the United States of America; and, WHEREAS, Walter plans to drill or participate in the drilling of an initial test well on Eugene Island block 357, OCS-G 23884; and,

         WHEREAS, Walter has offered to Ridgewood the opportunity to participate in the drilling of the initial test well and to acquire a 25% working interest in block 357, OCS-G23884, less and except the NE/4 of the lease from the surface to 11,500' subsea (hereafter "Lease"), and Ridgewood has accepted Walter's offer all in accordance with the terms set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreement herein contained, the parties hereto agree as follows:

                                    SECTION I
                                  Initial Costs

         1.01 Within ten (10) days of Ridgewood's execution of this Agreement, Ridgewood agrees to pay Walter $141,203.00 (which represents Ridgewood's 25% share of the Lease bonus, rental and shallow hazard survey costs incurred by Walter).

                                   SECTION 11
                                Initial Test Well

         2.01 Walter plans to participate in the drilling of an initial test well on the Lease. The initial test well will be drilled from a surface location of approximately 5,625' FSL and 6,610' FEL of the Lease and drilled to a depth of 15,800' TVD (hereinafter "Initial Test Well"). As consideration for the opportunity to earn a twenty-five percent (25%) working interest in the Lease, Ridgewood shall bear Thirty-Three and One-Third percent (33.33%) of the costs to drill the Initial Test Well to casing point and through plugging and abandonment, if the Initial Test Well is not saved for production. This disproportionate cost sharing obligation shall be referred to as the "Promote." The Promote will be applicable to the dry hole costs of the Initial Test Well and will be limited to 110% of the Initial Test Well's estimated dry hole cost as noted in the attached AFE. The Promote will also apply to any substitute well or sidetrack of the Initial Test Well until Walter has received 110% of the original AFE dry hole costs. Concurrent with Ridgewood's execution of this Agreement, Ridgewood will be deemed to have approved the attached AFE and well plan.

         2.02 Subject only to rig availability and the ability to obtain the required governmental permits, Walter and Ridgewood agree that if the Initial Test Well is not spudded on or before December 1, 2005 ("Commencement Date"), and such date has not been extended by Ridgewood, then this Agreement shall ipso facto terminate. Within 10 days of such termination, Walter shall reimburse Ridgewood for any payments it received in accordance with Paragraph 1.01 of this Agreement and Ridgewood shall submit assignments to Walter re-conveying Ridgewood's 25% working interest in the Lease previously received from Walter, which assignment shall be free and clear of any liens, charges, or lease burdens, overriding royalty interest, or any other encumbrance created by Ridgewood. For clarification purposes only, there shall be no other penalty(ies) assessable to either party hereto for failure of the Initial Test Well to be spudded on or before the Commencement Date.

         2.03 It is understood and agreed that Newfield Exploration Company (`Newfield") will have a 50% working interest in the Lease and Initial Test Well and will be the designated operator.

                                   SECTION III
                       Assignment and Assumption of Rights

         3.01 Within ten (10) days from receipt of Ridgewood's payment described in 1.01 above, Walter shall assign to Ridgewood Twenty Five percent (25%) operating rights interest in the Lease. The interest assigned to Ridgewood in the Lease shall be subject to the existing royalty burden and a 2.25% of 8/8ths overriding royalty interest ("ORRI") to be reserved by Walter, all proportionately reduced to Ridgewood's assigned interest. Walter represents to Ridgewood that total Lease burdens created by, through and under Walter as of the effective date of this Agreement, including lessor's royalty, are no greater than 18.917% (of 8/8ths). The form of Assignment is attached hereto as Exhibit "A."

                                   SECTION IV
                               Operating Agreement

         4.01 Contemporaneous with the execution of this Agreement, the parties hereto agree to execute a mutually agreeable operating agreement ("JOA"), naming Newfield operator of the Lease. Both parties hereto acknowledge that the JOA is a three-party agreement also requiring Newfield's signature. All operations on the Initial Test Well and any and all subsequent operations on the Lease shall be conducted in accordance with the terms and provisions of the JOA. If there are any conflicts between this Agreement and the JOA, the terms and provisions of this Agreement shall prevail and govern.

                                    SECTION V
                                     Notices

         5.01 All notices, requests or demands to be given under this Agreement shall be in writing and governed and directed to the representatives as specified below:

           Ridgewood Energy Corporation        Walter Oil & Gas Corporation
           11700 Old Katy Rd., Suite 280       1100 Louisiana Street, Suite 200
           Houston, Texas    77079             Houston, TX      77002
           Attn: Mr. W. Greg Tabor             Attn: Mr. Ron Wilson

           Phone: 281-293-8449                 Phone: 713-659-1221
           Fax:   281-293-7705                 Fax:   713-756-1177

                                   SECTION VI
                      GOVERNING LAW AND BREACH OF CONTRACT

         6.01 This Agreement shall be governed by the laws of the State of Texas except where the Maritime Laws of the United States of America are applicable. In the event that any dispute results in formal legal action, venue shall be appropriate in the federal or state courts of Harris County, Texas.

         6.02 In the event of a breach of this Agreement by any party hereto, the non-breaching party shall be entitled to all remedies available at law or equity, including but not limited to, specific performance, monetary damages and injunctive relief.

                                   SECTION VII
                                  MISCELLANEOUS

         7.01 Walter shall provide Ridgewood with full and complete access to Walter's files, records and data, so that Ridgewood may perform its due diligence review of Walter's acquisition, ownership and obligations associated with the Lease. Additionally, Walter shall provide Ridgewood with access to its technical data associated with the Lease, including seismic, maps, well data and geological data, subject however, to all confidentiality and data licensing restrictions.

         7.02 A term, provision, covenant, representation, warranty, or condition of this Agreement may be waived only by written instrument executed by the party waiving compliance. The failure or delay of any party in the enforcement or exercise of the rights granted under this Agreement shall not constitute a waiver of said rights nor shall it be considered as a basis for estoppel.

         7.03 This Agreement, together with all of its exhibits, is intended by the parties to be a complete and final statement of the agreement of the parties with respect to the subject matter hereof, and supersedes any prior oral or written statements or agreements between the parties hereto.

         7.04 The terms and provisions hereof shall be binding upon and inure to the benefit of Walter and Ridgewood, and their respective heirs, legal representatives, successors and assigns, and shall be covenants running with the Lease.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.


WITNESSES                                      WALTER OIL GAS CORPORATION


[ILLEGIBLE SIGNATURE]                          /s/ Ron A. Wilson
                                               --------------------------
                                               Ron A. Wilson
                                               Vice President
[ILLEGIBLE SIGNATURE]


                                               RIDGEWOOD ENERGY CORPORATION


[ILLEGIBLE SIGNATURE]                          /s/ W. Greg Taber
                                               ------------------
                                               Executive 'vice President
[ILLEGIBLE SIGNATURE]

                                   EXHIBIT "A"

       Attached to and made a part of that certain Participation Agreement dated July 1, 2005 between Walter Oil & Gas Corporation and Ridgewood
                               Energy Corporation.


              ASSIGNMENT OF OPERATING RIGHTS TO OIL AND GAS LEASE

                                                                     OCS-G 23884

UNITED STATES OF AMERICA ss.

OUTER CONTINENTAL SHELF ss.

OFFSHORE LOUISIANA ss.



         For and in consideration of the sum of One Hundred Dollars ($100.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Walter Oil & Gas Corporation, a Texas Corporation, whose mailing address is 1100 Louisiana, Suite 200, Houston, Texas 77002 (hereinafter called "Assignor"), does SELL, TRANSFER, ASSIGN, SET OVER AND CONVEY unto Ridgewood Energy Corporation, a __________________ Company, whose mailing address is 11700 Old Katy Rd., Suite 280, Houston, TX 77079, (hereinafter called "Assignee"), a 25.0000% operating rights interest in and to the following federal oil and gas Lease ("Lease"):

         Oil and Gas Lease No. OCS-G 23884 dated June 1, 2002 from the United States of America, as Lessor, to Walter Oil & Gas Corporation, as Lessee, covering Eugene Island Area, Block 357, OCS Leasing Map, Louisiana Map No. 4A, containing 4999.88 acres;

         LESS AND EXCEPT the Northeast Quarter (NE14) of the Lease from the surface down to 11,500' subsea (hereinafter referred to as ("Assigned Interest").

Subject to the matters set forth herein, this Assignment is made without warranty of title, express, implied or statutory, even for return of any consideration paid therefor; provided only that Assignor warrants that it has not heretofore granted or conveyed to any other party any interest in or any lien or encumbrance on the interest being assigned hereunder in the Lease except as described herein.

WITH RESPECT TO ANY PERSONALTY OR CHATTELS CONVEYED HEREBY, ASSIGNOR HEREBY NEGATES AND DISCLAIMS THE IMPLIED WARRANTY OF MERCHANTABILITY AND THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE AND ANY IMPLIED WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MODELS. ASSIGNEE AND ASSIGNOR AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN WARRANTIES CONTAINED IN THIS INSTRUMENT ARE "CONSPICUOUS" DISCLAIMERS.

         TO HAVE AND TO HOLD the Assigned Interests hereby conveyed, together with all and singular rights and appurtenances thereto in anyway belonging unto Assignee, its successors and assigns.

         This Assignment is made by Assignor and accepted by Assignee subject to the following:

1) the terms, provisions and conditions of the Lease and any limitation on or contained in the Lease; 2) That certain Participation Agreement dated July 1, 2005 by and between Assignor and Assignee and covering the Assigned Interest;

3) That certain Offshore Operating Agreement dated July 1, 2005 by and between Newfield Exploration Company, as Operator, and Assignor and Assignee, as Non-Operators, and covering the Assigned Interest;

4) Assignor reserves unto itself, and retains an overriding royalty interest equal to 2.25% of eight-eights (8/8ths) in and to all hydrocarbons that are produced, saved, and sold from the Lease. Said overriding royalty shall be free of all costs of any kind whatsoever including but not limited to costs associated with exploration, development, production or operating, but shall bear its proportionate share of severance and production taxes unless provided otherwise in the Lease. Said overriding royalty shall be calculated and paid or delivered to Assignee in the same manner as provided in the Lease affected thereby for the calculation and payment or delivery of royalties therein reserved to the Lessor,

         a) It is understood that the overriding royalty interest reserved hereinabove is an 8/8ths number and that Assignee shall bear its proportionate share of such overriding royalty interest based on the Assigned Interest herein.

4) The terms and conditions of this Assignment shall extend to and be binding upon the successors and assigns of the parties.

         IN WITNESS WHEREOF, this Assignment of Operating Rights Interest is executed and effective this day of, 2005.



WITNESSES:                                              ASSIGNOR:

                                               Walter Oil & Gas Corporation
________________________
________________________
                                               By: ________________________
                                                     Ron A. Wilson
                                                     Vice President



WITNESSES:                                              ASSIGNEE:

                                               Ridgewood Energy Corporation
________________________
________________________
                                               By: ________________________
                                                     W. Greg Tabor
                                                     Executive Vice President

STATE OF TEXAS

COUNTY OF HARRIS

         On this _____ day of __________ 2005 before me appeared W. Greg Tabor, to me personally known, who, being by me duly sworn, did say that he is the Executive Vice President of Ridgewood Energy Corporation, and that the foregoing instrument was signed on behalf of said company, and said W. Greg Tabor acknowledged said instrument to be the free act and deed of said corporation.


                                               __________________________
                                                     NOTARY PUBLIC

My Commission Expires __________________________.

STATE OF TEXAS

COUNTY OF HARRIS

         On this _____ day of __________ 2005 before me appeared before me appeared Ron A. Wilson, to me personally known, who, being by me duly sworn, did say that he is the Vice President of Walter Oil & Gas Corporation, and that the foregoing instrument was signed on behalf of said partnership, and said Ron A. Wilson acknowledged said instrument to be the free act and deed of said corporation.

                                               __________________________
                                                     NOTARY PUBLIC

My Commission Expires __________________________.

[NEWFIELD LOGO]
                               Authorization for Expenditure


[ILLEGIBLE TABLE]

                                                Newfield
                                                Exploration
                                                Company
                                                Authority
                                                For
                                                Expenditure

                  Newfield Exploration Company, Authority For
                                   Expenditure

Well Name: El 357                                     WELL: #1                                                    18-Jul-05

AFE Type: Exploration

AFE NUMBER:                8955                                                    PRE
AFE Description:     DRILL & EVALUATE                                    DHC      COMPLETE      COMPLETE         TOTAL

    1 850            DRILLING INTANGIBLE GROSS
850  .001            LOC PERMITS                                           5,000                                  5,000
850  .002            LOC SURVEYS                                          25,000                                 25,000
850  .003            LOC PREPARATION                                           0                                      0
850  .004            LOC CLEAN UP                                              0                                      0
850  .005            LOC INSURANCE                                       132,000                                132,000
850  .006            LOC MISC                                                  0                                      0
850  .007            LOC CONTINGENCY                                   1,368,100                              1,368,100
850  0.011           DRLO MOB DEMOB                                      650,000                                650,000
850  .012            DRLG RIG                                          5,520,000                              5,520,000
850  .013            DRLG FUEL                                           241,500                                241,600
850  .014            DRLO WATER                                            9,200                                  9,200
850  .015            DRLG BITS                                           123,000                                123,000
850  .016            DRLt3 TOOLS - STAB,H.UR                              19,800                                 19,800
850  .021            MUD CHEMICALS                                       835,300                                835,300
850  .022            MUD COMPLETION FLUIDS                                     0                                      0
850  .023            MUD CORROSION INHIBITOR                                   0                                      0
850  .024            MUD ACID                                                  0                                      0
850  .026            RENT BOPS                                             8,600                                  8,600
850  .027            RENT DRIB. STRING                                    92,300                                 92,300
850  .029            RENT MUD EQUIPMENT                                  24,200                                 24,200
850  .029            RENT CASING TOOLS                                   100.000                                100,000
850  .030            RENT COMMUNICATIONS                                  32,400                                 32,400
850  .031            RENT ELECT LINE UNIT                                      0                                      0
850  .032            RENT TESTING UNIT                                         0                                      0
850  .033            RENT MISC                                             4,000                                  4,000
850  .036            CEMENT                                              305,000                                305,000
850  .041            SERVICES MUD LOGGING                                 50,600                                 59,600
850  .042            SERVICES OPEN HOLE LOOOINO                          390,000                                390.000
850  .043            SERVICES CASINO HOLE LOGGING                              0                                      0
850  .044            SERVICES DIRECTIONAL SURVEY                           5,000                                  5,000
850  .045            SERVICES CASINO INSPECTION                           20,800                                 20,800
850  .046            SERVICES TUBING INSPECTION                                0                                      0
850  .047            SERVICES TUBING TESTING                                   0                                      0
850  .048            SERVICES DRILL. PIPE INSPEC                               0                                      0
850  .049            SERVICES BHA INSPEC                                   5,300                                  5,300
850  .050            SERVICES GALLEY                                      27,800                                 27,600
850  .051            SERVICES TRASH                                        5,600                                  8.600
850  .052            SERVICES WELDING & LABOR                              8,000                                  8,000
850  .053            SERVICES CORE ANALYSIS                                    0                                      0
850  .054            SERVICES FISHING TOOLS                                    0                                      0
850  .055            SERVICES DIRECTIONAL TOOLS                                0                                      0
850  .056            SERVICES 80P TESTING                                      0                                      0
850  .057            SERVICES MUDLINE HANGER                               6,000                                  6,000
850  .058            SERVICES WELLHEAD                                     6,000                                  6,000
850  .059            SERVICES CEMENTING                                   95,100                                 85,100
850  .060            SERVICES DOCKS                                       32,200                                 32,200
850  .061            SERVICES DISPATCHER                                  32,200                                 32,200

                                                                                                               7/18/2005

                   Newfield Exploration Company, Authority For
                                   Expenditure

Well Name: El 357                                     WELL: #1                                                18-Jul-05

AFE Type: Exploration

AFE NUMBER:                8955                                                    PRE
AFE Description:     DRILL & EVALUATE                                    DHC      COMPLETE      COMPLETE          TOTAL
850  .062            SERVICES DIVERS                                           0                                     (0)
850  .063            SERVICES LLNER HANGER                                     0                                      0
850  .064            SERVICES GRAVEL PACK                                      0                                     (0)
850  .065            SERVICES ACIDIZ1NG                                        0                                     (0)
850  .066            SERVICES MISC                                        48,000                                 48,000
850  .071            TRANS TRUCKING                                       69,000                                 69,000
850  .072            TRANS WORKBOATS                                     299,000                                299,000
850  .073            TRANS TUGS                                                0                                      0
850  .014            TRANS CREWBOATS                                     138,000                                138,000
850  .075            TRANS AIR                                           165,800                                185,600
850  .076            TRANS FUEL                                          120,800                                120,800
850  .077            TRANS MISC                                                0                                      0
850  .081            SUPR ADMIN                                           46,000                                 46,000
850  .082            SUPR CONSULTANT                                     119,600                                119,600
850  .083            SUPR ENGINEER                                         7,200                                  7,200

           SUBTOTAL                $50                               511,163,000                            $11,193,000


   1 853             DRILLINO TANGIBLE COST

853  .01             PIPE CAISSON                                              0                                      0
833  .02             PIPE DRIVE                                          187,200                                187,200
853  .03             PIPE CONDUCTOR                                      163,500                                183,500
853  .04             PIPE SURFACE                                        435{000                                435,000
853  .05             PIPE INTERMEDIATE                                   584,600                                684,500
853  .06             PIPE PRODUCTION                                           0                                      0
853  .07             PIPE LINER                                                0                                      0
853  .08             PIPE TIEBACK                                              0                                      0
853  .09             PIPE TUBING                                               0                                      0
853  .16             WELLHEAD                                             44,000                                 44,000
853  .25             CASING EQUIPMENT                                    162,500                                162,500
853  .31             CETUBTNG ACC                                              0                                      0
853  .32             CE SSSV                                                   0                                      0

           SUBTOTAL               833                              $   1,576,700                             11,576,700

T0TAL AFE#                   8955                                  $  12,759,700                           $ 12,759,700

                                                                                                              7/18/2005

APPROVED: [ILLEGIBLE SIGNATURE]                [ILLEGIBLE INITIALS]

DATE: 7/20/05

                          NEWFIELD EXPLORATION COMPANY

                               GENERAL INFORMATION

      Field                                     Eugene Island Block 357

      Well Name                                 EI 367 #1

      OCS-G                                     23884

      AFE No.                                   8965

      Permit Depth                              16,500' MD 116,500' TVD

      Water Depth /Elevation (RKB to MSL)       1320' / +- l00' est.

      Drilling Contractor/ Rig Name / Type      Rowan/ Gorilla IV I ILC Jack-up

      Operating Port or Facility                Fourchon, Louisiana

      Port Distance From Well                   +-120 miles


  WELL LOCATION
--------------------------------------------------------------------------------
Surface Location           5,610' FSL           6,750' FEL     EI 357
--------------------------------------------------------------------------------
                                  X                    Y
--------------------------------------------------------------------------------
                                  Lat                  Long
--------------------------------------------------------------------------------
Bottom Hole Location       5,610' FSL           6,760' FEL     EI 367
--------------------------------------------------------------------------------

WELL TYPE:            [X] Vertical Well     [_]Directional Well
--------------------------------------------------------------------------------
KOP         NA  Inclination   NA   Azlmuth  NA   Build Rate  NA   Drop Rate  N/A
--------------------------------------------------------------------------------
2nd Build   NA  Inclination   NA   Azlmuth  NA   Build Rate  NA   Drop Rate  NA
--------------------------------------------------------------------------------

GEOLOGICAL OBJECTIVES AND TARGET DESCRIPTION
--------------------------------------------------------------------------------
Bul I Sand   14,480'   TVD 150'Radius    5,610' FSL   6,750'  FEL  EI 367
--------------------------------------------------------------------------------
  2 Obj      15,300'   TVD 150'Radius    6,610  FSL   8 760'  FEL  EI 357
--------------------------------------------------------------------------------

PERMITTED CASING PROGRAM
------------------------------------------------------------------------------------------------------
Casing Point            Casing Size  Casing Wt       Casing Grade  Casing Conn.    RKB MD      RKB TVD
------------------------------------------------------------------------------------------------------
Drive Pipe              36" x 1.0"   374 ppf         X-56          DDS             720'        720'
------------------------------------------------------------------------------------------------------
Conductor                 20"        106.5 ppf       J-55          BTC             1,500'      1,500'
------------------------------------------------------------------------------------------------------
Surface                 13-3/8"      68 ppf          HCN-80        BTC             5,000'      5,000'
------------------------------------------------------------------------------------------------------
Drilling  Intermediate  9-5/8"       53.5 ppf        HCP-110       LTC             8,000'      8,000'
------------------------------------------------------------------------------------------------------
Drilling Liner          7-5/8"       39 ppf          HCP-110       STL             12,000'     12,000'
------------------------------------------------------------------------------------------------------
Production Liner          5"         18 ppf          HCP-110       STL             16,500'     16,500'
------------------------------------------------------------------------------------------------------

                          NEWFIELD EXPLORATION COMPANY


PROPOSED GEOLOGICAL EVALUATION PROGRAM
-----------------------------------------------------
 Conductor Hole          None
-----------------------------------------------------
 17-1/2" Surface Hole    LWD: None
                         E-Log:  None
-----------------------------------------------------
 12-1/4" Hole            LWD: GR/Res
                         E-LOG: None Planned
                         ----------------------------
                         Mudlogging: 5,000' to Csg Pt
-----------------------------------------------------
 8-1/2" Hole             LWD: GR/Res
                         E-LOG: None Planned
                         ----------------------------
                         Mudlogging: 8,000' to Csg Pt
-----------------------------------------------------
 6-1/2" Hole             LWD: GRI/Res
                         ----------------------------
                         E-LOG: DIL/LDT/CNL/GR
                         Possible SWC's
-----------------------------------------------------
                         Mudlogging: 12,000' to TD
-----------------------------------------------------

                         NEWFIELD EXPLORATION COMPANY           [NEWFIELD LOGO]
                           EUGENE ISLAND BLOCK 357 #1
                                  WELL SUMMARY



                               [ILLEGIBLE TABLE]

                             NEWFIELD EXPLORATIONS
                                   EI 357 #1

                            [GRAPHIC CHART OMITTED]